                                                                    Exhibit 32.1


                Certification Pursuant to 18 U.S.C. Section 1350,
     As Adopted Pursuant to Section 906 of the Sarbanes - Oxley Act of 2002


In connection with the Quarterly Report on Form 10-Q of The Knot, Inc. (the "Company") for the period ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David Liu, Chairman and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


    (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                          /s/ David Liu
                                          -------------------------------------
                                          David Liu
                                          Chairman and Chief Executive Officer


Date:  May 12, 2004